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                                                                   EXHIBIT 10j16



Schedule identifying substantially identical agreement, between Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Amendment constituting Exhibits 10j15 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2000.

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                                     Name
                                     ----

                                 Mark Hausberg


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          (b)  Reports on Form 8-K.

          Registrant filed a Current Report on Form 8-K, dated October 10, 2000, in respect of Registrant's press release dated October 9, 2000 announcing that Registrant is exploring strategic options for its ACCO World Corporation office products unit (Items 5 and 7(c)).

          Registrant filed a Current Report on Form 8-K, dated October 20, 2000, in respect of Registrant's press release dated October 20, 2000 announcing Registrant's financial results for the three-month and nine-month periods ended September 30, 2000 (Items 5 and 7(c)).

          Registrant filed a Current Report on Form 8-K, dated November 13, 2000, for the purpose of furnishing an investment brochure pursuant to Regulation FD (Items 7(c) and 9).